UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 19, 2002
                Date of Report (Date of earliest event reported)



                          WILSHIRE OIL COMPANY OF TEXAS
             (Exact name of Registrant as specified in its charter)


               Delaware                    1-467                 84-0513668
(State or other jurisdiction of      (Commission File          (IRS Employer
incorporation or organization)            Number)            Identification No.)


921 Bergen Avenue, Jersey City, New Jersey                          07306
(Address of principal executive offices)                          (Zip Code)


(Registrant's telephone number, including area code)              (201) 420-2796

                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


On July 30, 2002 Wilshire Oil Company (Wilshire) dismissed Arthur Andersen LLP ("Arthur Andersen") as Wilshire's independent public accountants and engaged Ernst & Young LLP ("E&Y") to serve as Wilshire's independent public accountants for the fiscal year 2002. The decision was approved by the Audit Committee of the Company's Board of Directors.

Arhur Andersen's reports on Wilshire's consolidated financial statements for each of the fiscal years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2000 and 2001 and through the March 31, 2002 quarterly review, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on Wilshire's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2000 and 2001 and through July 30, 2002, Wilshire did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on Wilshire's consolidated financial statements, or any other matter or reportable event as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Wilshire has not provided Arthur Andersen a copy of the foregoing disclosure and request that it respond directly to such disclosures with the Securities and Exchange Commission. Wilshire has been informed that Arthur Andersen will no longer be filing such letters with the Securities and Exchange Commission indicating that it has or has not found any basis for disagreement with the statements contained herein.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSUREI


        Exhibit A - Announcement of Philip Kupperman as President, Chief
                    Operating Officer and Chief Financial Officer
        Exhibit B - Announcement of major gas drilling program in Canada


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        a.   Not applicable.

        b.   Not applicable

        c.   Exhibits

     The following exhibit is filed with this report:

    ------------------------------------------------------------------
    Exhibit Number                               Description
    ------------------------------------------------------------------
    99.1                                         Form of Press Release
    ------------------------------------------------------------------

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  August 5, 2002                            WILSHIRE OIL COMPANY OF TEXAS.
                                                  (Registrant)



                                                  By:  /s/PHILIP KUPPERMAN
                                                       -------------------------
                                                       Philip Kupperman
                                                       President

WILSHIRE OIL COMPANY                                FOR IMMEDIATE RELEASE
ANNOUNCES NEW PRESIDENT                             AMEX: WOC
AT ANNUAL MEETING


     Jersey City, New Jersey, July 19, 2002, -- S. Wilzig Izak, Chairman and Chief Executive Officer of Wilshire Oil Company of Texas (Wilshire), announced today at the Company's Annual Meeting of Shareholders, the hiring of Philip Kupperman as President, Chief Operating Officer and Chief Financial Officer.

     Mr. Kupperman is a retired partner from a national accounting firm and for the past few years has been President of his own management consulting firm.

     In introducing Mr. Kupperman, the Chairman indicated that their search focused on someone with strong strategic management, analytical and financial skills to complement their current officers and employees' real estate and oil and gas expertise. With that criteria, "Mr. Kupperman became our obvious choice".

     Mr. Kupperman, in addressing the shareholders, indicated how excited he was about Wilshire's future and that he was "personally committed to improving shareholder value."

     During the meeting, Mr. Kupperman and others also spoke of an agreement Wilshire has recently signed to participate with one of the largest (non-integrated) oil and gas companies in the United States in a major drilling program in Canada. As a result of this agreement Wilshire will have a 30% interest in a total of 380 wells, in the Medicine Hat-Hilda Area of southeastern Alberta including the 210 new gas wells to be drilled. The new wells are expected to triple the daily gas production from the Unit by 2003.

     The program is due to commence in the third quarter of 2002 and be completed by year-end. Cash flow from the new production will commence in the fourth quarter with full benefits realized by Wilshire from the increased production in early 2003. This important increase in revenue and profit will be a major benefit to Wilshire in 2003 and succeeding years.


            Wilshire is an American Stock Exchange listed corporation engaged in oil and gas exploration and real estate investment operations.



     The projections in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to several risks and uncertainties which could cause actual results to differ materially from such projections. Such risks and uncertainties include the possibility that the new drilling effort may not be successful, that the actual amount of reserves to be found will be substantially less than anticipated and that the actual annual production realized will be substantially less than anticipated, that the timing of the anticipated cash flow and the future demand and prices for oil and gas will differ from Company expectations. A discussion of these and other risks and uncertainties are disclosed in the Company's 2001 Form 10-K filed with the Securities and Exchange Commission.


 WILSHIRE OIL COMPANY OF TEXAS 921 Bergen Avenue, Jersey City, New Jersey 07306
                               Tel: (201) 420-2796

WILSHIRE OIL COMPANY                                FOR IMMEDIATE RELEASE
ANNOUNCES MAJOR GAS                                 AMEX: WOC
DRILLING PROGRAM IN CANADA


    Jersey City, New Jersey, July 19, 2002 -- Wilshire Oil Company of Texas (Wilshire), has announced that it has signed an agreement to participate with one of the largest (non integrated) Oil and Gas Companies in the United States in a major drilling program in Canada. Wilshire anticipates that the Company's overall gas reserves may increase by as much as 31% by this year-end as a result of this program.

     As a result of this agreement Wilshire will have a 30% interest in a total of 380 wells, in the Medicine Hat-Hilda Area of southeastern Alberta including the 210 new gas wells to be drilled. The new wells are expected to triple the daily gas production from the Unit by 2003.

     The program is due to commence in the third quarter of 2002 and be completed by year-end. Cash flow from the new production will commence in the fourth quarter with full benefits realized by Wilshire from the increased production in early 2003. This important increase in revenue and profit will be a major benefit to Wilshire in 2003 and succeeding years.

            Wilshire is an American Stock Exchange listed corporation engaged in oil and gas exploration and real estate investment operations.

The projections in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to several risks and uncertainties which could cause actual results to differ materially from such projections. Such risks and uncertainties include the possibility that the new drilling effort may not be successful, that the actual amount of reserves to be found will be substantially less than anticipated and that the actual annual production realized will be substantially less than anticipated, that the timing of the anticipated cash flow and the future demand and prices for oil and gas will differ from Company expectations. A discussion of these and other risks and uncertainties are disclosed in the Company's 2001 Form 10-K filed with the Securities and Exchange Commission.


 WILSHIRE OIL COMPANY OF TEXAS 921 Bergen Avenue, Jersey City, New Jersey 07306
                              Tel: (201) 420-2796